Exhibit 10.2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 2 TO THE COLLABORATION AGREEMENT

BETWEEN

EXELIXIS, INC., AND BRISTOL-MYERS SQUIBB COMPANY

THIS AMENDMENT NO. 2 (“Amendment No. 2”) to the Agreement (defined below) is effective as of September 1, 2009 (the “Amendment No. 2 Effective Date”) by and between Exelixis, Inc., a Delaware corporation located at 170 Harbor Way, P.O. Box 511, South San Francisco, California 94083-0511 (“Exelixis”) and Bristol-Myers Squibb Company, a Delaware corporation headquartered at 345 Park Avenue, New York, New York 10154 (“BMS”). Exelixis and BMS may be referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, Exelixis and BMS entered into that certain Collaboration Agreement executed as of December 11, 2008 and amended to be effective as of December 18, 2009 (the agreement and amendment, collectively, the “Agreement”) for the purposes of applying Exelixis technology and expertise to the development and commercialization of novel therapeutic and prophylactic products, including XL184 and XL281; and

WHEREAS, the Parties desire to amend the Agreement to accelerate the IND transfer of XL281 to BMS and clarify Exelixis’ role for the remaining XL281 clinical studies that Exelixis will conduct, as set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

AGREEMENT

1. AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment No. 2 Effective Date. To the extent that the Agreement is explicitly amended by this Amendment No. 2, the terms of this Amendment No. 2 will control where the terms of the Agreement are contrary to or conflict with the following provision. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in full force and effect. Capitalized terms used in this Amendment No. 2 that are not otherwise defined herein shall have the same meanings as such terms have in the Agreement.

1.1 Amendment of Subsection 2.6(c)(iv)(2)(H). The Parties agree to delete Subsection 2.6(c)(iv)(2)(H) of the Agreement in its entirety and replace it with the following:

“(H) that would change the responsibility for the Exelixis Clinical Trials that were [ * ] or [ * ] in [ * ] from Exelixis to BMS (except pursuant to Section [ * ] or Section [ * ], or where Exelixis has materially breached its obligations under Section 3.4(e) and has not cured such breach pursuant to Section 11.3);”

1.2 Amendment of Section 3.5. The Parties agree to delete Section 3.5 of the Agreement in its entirety and replace it with the following:

“3.5 Technology and Regulatory Transfer of Collaboration Compounds. Exelixis shall disclose or transfer to BMS the Information and documents described in subsections 3.5(a) – (b) below; provided, however, that except for those documents expressly set forth on Exhibit 3.5, Exelixis shall not have any obligation to transfer or provide copies of any Information or documents pursuant to subsections 3.5(a) – (b) below that are not in Exelixis’ possession and that are in the possession of Exelixis’ Third Party contractors (e.g., manufacturing documents that are in the possession of Exelixis’ contract manufacturers or study files that are in the possession of Exelixis’ contract research organizations that are working on the Exelixis Clinical Trials):

(a) Within [ * ] after the Effective Date, Exelixis shall, at BMS’ expense, use Diligent Efforts to disclose (and provide copies, as applicable) to BMS the “Priority” documents identified on Exhibit 3.5. In addition, within [ * ] after the Effective Date, Exelixis shall, at BMS’ expense, use Diligent Efforts to disclose (and provide copies, as applicable) to BMS any other Information, including any preclinical data, clinical data, assays, protocols, procedures and any other information in Exelixis’ possession or control, not previously disclosed to BMS, and reasonably necessary or useful to continue or initiate pre-clinical or clinical Development, or in seeking Regulatory Approval of Products.

(b) The Parties shall cooperate to ensure that Exelixis transfers, assigns or sublicenses (as applicable) to BMS, at a time determined by the JDC (except as described in below in this subsection (b) and in subsection (c)) and upon [ * ] prior written notice to Exelixis: (i) all regulatory filings (including any INDs, drug dossiers, and drug master files) in Exelixis’ name for such Products; (ii) any agreements with Third Parties necessary for the further development of such Product (including any agreements relating to the wind-down of clinical trials for such Product); (iii) reasonable quantities of any Product in Exelixis’ possession that are required pursuant to BMS’ activities under the Global Development Plan; and/or (iv) at BMS’ option, all agreements entered into by Exelixis with any Third Party regarding the Development or Manufacture of such Product. The JDC shall not give notice regarding the transfer, assignment or sublicense of items described in subsections 3.5(b)(i) – (iv) [ * ] during the period beginning on the Effective Date and ending on [ * ] (and such transfer, assignment or sublicense shall not take place until [ * ] after such notice), unless either: (A) [ * ] has [ * ] to [ * ] a [ * ] pursuant to Section [ * ] or Section [ * ]; or (B) [ * ] has [ * ] its [ * ] under Section [ * ] and has

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[ * ] such [ * ] pursuant to Section [ * ]. The costs and expenses incurred by Exelixis in carrying out the transfer under this Section 3.5(b) shall be either: (1) treated as Development Costs in the event that such expenses relate to a Co-Developed Product; or (2) reimbursed one hundred percent (100%) by BMS for any other Product.

(c) Exelixis agrees to transfer, and BMS agrees to accept, the IND for [ * ] as soon as practicable on or before [ * ]. As part of such transfer, and for each [ * ] Clinical Trial involving [ * ], BMS shall also file a transfer of obligations substantially in the form of Exhibit 3.5(c) (the “[ * ] TORO”). Each [ * ] TORO shall identify [ * ] as having the responsibilities sufficient for [ * ] to conduct the [ * ] Clinical Trials (including the responsibility for oversight of the current contract research organization for such [ * ] Clinical Trials), and each [ * ] TORO shall incorporate any changes needed to reflect the responsibilities agreed upon between [ * ] and the [ * ]. As part of the IND transfer for [ * ], Exelixis shall [ * ] assign to BMS any agreements between Exelixis and a Third Party that are [ * ] for the conduct of the [ * ] Clinical Trials involving [ * ], or the Manufacture of [ * ] that is use for such [ * ] Clinical Trials, [ * ] is [ * ] responsible for conducting such [ * ] Clinical Trials. To the extent required by applicable law, Exelixis shall [ * ] that are [ * ] and a [ * ] and that are [ * ] for the conduct of the [ * ] Clinical Trials involving [ * ] that BMS is the IND holder for [ * ] on or before [ * ]. Each Party shall maintain comprehensive general liability insurance and umbrella insurance in amounts that are commercially reasonable to cover its indemnification and other obligations under this Agreement. Such insurance shall provide (1) product liability coverage and (2) broad form contractual liability coverage. BMS’ insurance shall include Exelixis as an additional insured with respect to the [ * ] Clinical Trials involving [ * ]. Such BMS insurance shall be written to cover claims relating to the [ * ] Clinical Trials involving [ * ] that are incurred, discovered, manifested, or made during or after the expiration of this Agreement, and such BMS insurance will be primary coverage. Exelixis’ insurance will be excess for the [ * ] Clinical Trials involving [ * ].”

1.3 Amendment of Section 4.1. The Parties agree to delete Section 4.1 of the Agreement in its entirety and replace it with the following:

“4.1 Regulatory Lead Party.

(a) Prior to transfer of an IND with respect to a Product(s) pursuant to Section 3.5(b) or 3.5(c), Exelixis shall be the lead Party for all regulatory activities regarding such Product(s). However, BMS shall have a participatory role in all [ * ]. All [ * ] would be made and implemented after conferring with the JDC. Prior to transfer of an IND with respect to a Product(s) pursuant to Section 3.5(b) or 3.5(c), Exelixis shall be the lead Party for worldwide pharmacovigilance for such Product.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Upon transfer of an IND with respect to a Product(s) pursuant to Section 3.5(b) or 3.5(c), BMS shall be the lead Party for all regulatory activities regarding such Product(s). However, Exelixis shall have a participatory role in all [ * ] that would have a [ * ] on the [ * ] in the [ * ], and with respect to [ * ] as such activities relate to [ * ]. All [ * ] would be made and implemented after conferring with the JDC. [ * ] Regulatory Authorities as well as any [ * ] a [ * ] of the [ * ] that would [ * ] a [ * ] in the [ * ] will be [ * ] the [ * ] through the JDC. Upon transfer of an IND with respect to a Product(s) pursuant to Section 3.5(b) or 3.5(c), BMS shall be the lead Party for worldwide pharmacovigilance for such Product.

(c) Notwithstanding any other provision of this Agreement, in the event any dispute with respect to the content of any regulatory filing or dossier, pharmacovigilance reports, patient risk management strategies and plans, Core Data Sheet, labeling, safety, and the decision to file any DAA, in each case with respect to such Product is not resolved by the JEC, [ * ] shall have [ * ] with respect to such matters at the JEC without referring such dispute to the Designated Officers or submitting such dispute to any other dispute resolution procedures provided for in Section 14.1.”

1.4 Amendment of Section 4.2. The Parties agree to delete Section 4.2 of the Agreement in its entirety and replace it with the following:

“4.2 Ownership of Regulatory Dossier. Upon transfer of an IND with respect to a Product(s) pursuant to Section 3.5(b) or 3.5(c), BMS will own all regulatory filings for such Product in order to facilitate BMS’ interactions with Regulatory Authorities. Pursuant to Section 3.5(b) or 3.5(c), Exelixis shall transfer and assign to BMS, and BMS will receive from Exelixis, all of Exelixis’ right, title and interest to the INDs for the Products. Subject to Section 3.5(c), Exelixis shall notify the applicable Regulatory Authorities in writing that it is transferring such INDs for the applicable Product to BMS, and BMS would notify the applicable Regulatory Authorities in writing that it is accepting such INDs and all responsibilities associated therewith (including without limitation, the responsibility for reporting adverse events), other than any ongoing activities of Exelixis relating to ongoing Exelixis Clinical Trials (if applicable).”

1.5 Amendment of Section 4.7. The Parties agree to delete Section 4.7 of the Agreement in its entirety and replace it with the following:

“4.7 Pharmacovigilance Agreements. Subject to the terms of this Agreement, and within [ * ] after the Effective Date, BMS and Exelixis (under the guidance of their respective Pharmacovigilance Departments, or equivalent thereof) shall re-define, re-state and finalize the responsibilities the Parties shall employ to protect patients and promote their well-being for XL184, XL281 and any future Collaboration Compounds under separate pharmacovigilance agreements, based on the Pharmacovigilance Agreement dated as of August 13, 2008 (each, a

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Pharmacovigilance Agreement”). These responsibilities shall include mutually acceptable guidelines and procedures for the receipt, investigation, recordation, communication, and exchange (as between the Parties) of adverse event reports, pregnancy reports, and any other information concerning the safety of such Product. Such guidelines and procedures shall be in accordance with, and enable the Parties and their Affiliates to fulfill, local and national regulatory reporting obligations to government authorities. Furthermore, such agreed procedures shall be consistent with relevant International Council for Harmonisation (ICH) guidelines, except where said guidelines may conflict with existing local regulatory safety reporting requirements, in which case local reporting requirements shall prevail. The Pharmacovigilance Agreements will provide for a worldwide safety database to be maintained by BMS or Exelixis (as applicable), and the Pharmacovigilance Agreement for XL281 shall contain a safety reporting procedure (as described in Appendix IV of the Safety Data Exchange Agreement that is between the Parties and that is dated July 20, 2009). Each Party hereby agrees to comply with its respective obligations under such Pharmacovigilance Agreement (as the Parties may agree to modify it from time to time) and to cause its Affiliates and Sublicensees to comply with such obligations).”

2. MISCELLANEOUS

2.1 Full Force and Effect. This Amendment No. 2 amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment No. 2, remain in full force and effect.

2.2 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment No. 2.

2.3 Counterparts. This Amendment No. 2 may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation, which may result from the electronic transmission, storage and printing of copies of this Amendment No. 2 from separate computers or printers. Facsimile signatures shall be treated as original signatures.

Signature page follows

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the Amendment No. 2 Effective Date. The date that this Amendment No. 2 is signed shall not be construed to imply that the document was made effective on that date.

Bristol-Myers Squibb Company		Exelixis, Inc.

Signature:	/s/ Graham R. Brazier	Signature:	/s/ George Scangos
Name:	Graham R. Brazier	Name:	George Scangos
Title:	Vice President Strategic Transaction Group	Title:	President and CEO
Date:	09/09/2009	Date:	09/08/2009

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 3.5(c)

Draft Transfer of Regulatory Obligations

TRANSFER OF OBLIGATIONS

This Addendum details specific RESPONSIBILITIES OF SPONSORS codified under Subpart D of Part 312 of TITLE 21 of the US CODE OF FEDERAL REGULATIONS [21 CFR 312 SUBPART D].

In accordance with 21 CFR 312.52 entitled ‘TRANSFER OF OBLIGATIONS TO A CONTRACT RESEARCH ORGANIZATION’, the following responsibilities are officially transferred to and managed by the specified organization.

	[ * ]	[ * ]	[ * ]

A. GENERAL RESPONSIBILITIES [21 CFR 312.50]

1. Ensuring the investigation is conducted in accordance with the general investigational plan & protocol

2. Maintaining an effective IND with respect to the covered investigation

3. Ensuring that FDA is promptly informed of significant new adverse effects or risks with respect to the drug.

4. Ensuring that all participating investigators are promptly informed of significant new adverse effects or risks with respect to the drug.

B. SELECTING QUALIFIED INVESTIGATORS AND MONITORS [21 CFR 312.53(a) and (d)]

1. Confirming that participating Investigators have satisfactory training and experience

2. Confirming that monitors have satisfactory training and experience

3. Confirming that site personnel routinely conduct research in accordance with Regulations governing GCP

C. CONTROLLING INVESTIGATIONAL NEW DRUG [21 CFR 312.53(b)] *Addressed in QA Agreement		[ * ]

1. Warehousing investigational new drug

2. Releasing investigational new drug for clinical use

3. Shipping investigational new drug to clinical site

4. Returning unused investigational supply

D. OBTAINING SIGNED REGULATORY DOCUMENTS [21 CFR 312.53(c)]

1. Obtaining signed Form FDA 1572

2. Obtaining signed Curriculum Vitae (CV)

3. Obtaining certification of financial interest (signed Form FDA 3454 or alternate Exelixis approved form)

E. INFORMING INVESTIGATORS [21 CFR 312.55]

1. Providing the Clinical Protocol to participating Investigators

2. Providing the Investigator’s Brochure to participating Investigators

3. Notifying investigators of new findings including IND Safety Reports (Serious Adverse Events)

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

This Addendum details specific RESPONSIBILITIES OF SPONSORS codified under Subpart D of Part 312 of TITLE 21 of the US CODE OF FEDERAL REGULATIONS [21 CFR 312 SUBPART D].

In accordance with 21 CFR 312.52 entitled ‘TRANSFER OF OBLIGATIONS TO A CONTRACT RESEARCH ORGANIZATION’, the following responsibilities are officially transferred to and managed by the specified organization.

	[ * ]	[ * ]	[ * ]

F. REVIEW OF ONGOING INVESTIGATIONS [21 CFR 312.56]

1. Monitoring progress of the investigation

2. Securing compliance with the general investigational plan and protocol or discontinuing drug shipment

3. Evaluating evidence relating to the safety and effectiveness of the drug as obtained from the Investigator

4. Discontinuing the investigation if the drug presents an unreasonable and significant risk to subjects; notifying FDA, all other applicable health authorities, all IRBs and participating Investigators if such actions occur

G. RECORDKEEPING AND RECORD RETENTION [21 CFR 312.57]

1. Maintaining adequate records showing receipt, shipment or disposition of the investigational drug

2. Maintaining adequate records regarding financial interests in covered studies (as defined in 21 CFR 54)

3. Maintaining records and reports for (a) 2 years after marketing authorization or (b) 2 years after shipment and delivery of the drug for investigational use is discontinued and FDA is so notified		[ * ]

4. Maintaining reserve samples for human bioavailability studies (as governed by 21 CFR 320)

H. INSPECTION OF SPONSOR’S RECORDS AND REPORTS [21 CFR 312.58]

1. Permitting FDA to access, copy and verify any records and reports relating to a clinical investigation

2. Submitting records or reports to FDA (upon written request from FDA)

3. Discontinuing shipments of drug to Investigators who fail to maintain compliance with 21 CFR 312.62

I. DISPOSITION OF UNUSED SUPPLY OF INVESTIGATIONAL DRUG [21 CFR 312.59]

1. Assuring the return of all unused supplies of the investigational drug from each individual investigator whose participation in the investigation is discontinued or terminated

2. Authorizing alternative disposition of unused supplies of the investigational drug (provided this alternative disposition does not expose humans to risks from the drug).

3. Maintaining written records of any disposition of the drug in accordance with 21 CFR 312.57

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.